Exhibit 10.24

FOURTH AMENDMENT TO AMENDED AND RESTATED SUBLEASE

BETWEEN

NST CONSULTING, LLC

AND

ACLARIS THERAPEUTICS, INC.

This Fourth Amendment to the Amended and Restated Sublease (“Fourth Amendment”) made and entered into this 24th day of October 2016 and effective as of October 1, 2016 (“Effective Date”), by and between NST CONSULTING, LLC, hereinafter referred to as “Sublandlord” and ACLARIS THERAPEUTICS, INC, hereinafter referred to as “Subtenant”.

WHEREAS, Sublandlord currently leases certain premises consisting of 15,272 rentable square feet of space commonly referred to as Suite 400 (“Premises”) located at 101 Lindenwood Drive, Malvern, Pennsylvania 19355 (“Building”) from Landlord and subleases 11,659 rentable square feet of such Premises to Subtenant pursuant to that certain Amended and Restated Sublease dated March 3, 2014, as amended, hereinafter referred to as “Sublease,” the Premises being more particularly described therein; and

WHEREAS, NEXEPTION, INC. assigned all rights and obligations under the Sublease to its Affiliate, NST Consulting, LLC pursuant to an Assignment and Assumption Agreement dated August 11, 2015; and

WHEREAS, Sublandlord and Subtenant wish to further amend the Sublease as follows;

NOW, THEREFORE, in consideration of and the agreement of each other, Sublandlord and Subtenant agree that the Sublease shall be and the same is hereby amended as follows:

1.  Incorporation of Recitals.  The recitals set forth above, the Sublease referred to therein and the exhibits attached hereto are hereby incorporated herein by reference as if set forth in full in the body of this Fourth Amendment. Capitalized terms not otherwise defined herein shall have the meanings given to them in the Sublease.

2.  The following sections of the Sublease Term are amended as follows:

a.  Exhibit A to the Sublease is deleted in its entirety and replaced with the new Exhibit A attached hereto and made a part hereof.  All references to Exhibit A in the Sublease are references to this new Exhibit A.

b.  Section 2 Sublease Space and Term.  Section 2 of the Sublease is deleted in its entirety and replaced with the following new paragraph:

“Commencing on October 1, 2016, the parties agree to increase the portion of the Premises subleased to Subtenant from 11,659 square feet to 13,200 feet, which increase is less than twenty percent (20%) of the Sublease Space. Exhibit A is hereby deleted and replaced with the new Exhibit A attached hereto and made a part hereof.”

c.  Section 3(a) Fixed Rent. Commencing on October 1, 2016, Subtenant shall pay Sublandlord the following Fixed Rent for the Sublease Space per month, in advance, without notice, demand, offset, or counterclaim, on the first day of each month during the Sublease Term:

“Commencing on October 1, 2016, Subtenant shall pay Sublandlord the following Fixed Rent for the Sublease Space per month, in advance, without notice, demand, offset, or counterclaim, on the first day of each month during the Sublease Term:

Time Period	Rent/RSF	Monthly Installment
10/01/16‑11/30/16**	$22.00*	$24,200.00
12/01/16‑11/30/17**	$22.50*	$24,750.00
12/01/17‑11/30/18**	$23.00*	$25,300.00
12/01/18‑11/30/19**	$23.50*	$25,850.00

*     Plus any charges set forth in Articles 6 and Article 7 of the Master Lease

**   Subtenant will pay electric costs pursuant to Article 6 of the Master Lease and janitorial costs in the amount of $1.26 per rentable square feet of the Premises.

d.  Section 3(e) Additional Rent. Commencing on October 1, 2016, Subtenant’s Allocated Share for the Sublease Space is 86.4% of Sublandlord’s Allocated Share, as such share may be adjusted, from time to time, on the basis of corresponding changes in the square footage of the Sublease Space.

3.  Binding Effect.  Except as expressly amended hereby, the Sublease remains in full force and effect in accordance with its terms.  Subtenant specifically acknowledges and agrees that Article 22(f) of the Lease concerning Confession of Judgment is and shall remain in full force and effect in accordance with its terms.

IN WITNESS WHEREOF, Sublandlord and Subtenant have duly executed this Fourth Amendment on the date first above written.

SUBLANDLORD:
NST CONSULTING, LLC
By:

WITNESS:

/s/ Joann DeLuca	By:	/s/ Doug Gessl
	Name:	Doug Gessl
	Title:	CFO

SUBTENANT:
ACLARIS THERAPEUTICS, INC.

ATTEST:

/s/ Joann DeLuca	By:	/s/ Neal Walker
	Name:	Neal Walker
	Title:	President and CEO

15,272

EXHIBIT A

(A) = Aclaris
S = Shared
N = NST
R = Ralexar

R 458
R 457
A 456
A 455
A 454
A 453
A 452
459 459B R
A 460
R 461
462 A,B,C,D 2
S 463
464
400B
414 S
413 S
A 415
A 416
S 417
A 418
A 419
S 420
S 400
S 436
S 431
S 435
A 442A
442B
442C
442D
A 449C
N 421
N 449D
443 A
445B
S 445
A 444
A 446
S 422
A 449B
A 449A
A 423
447 A
448 A
S 433
A 432
S 437
A 450
A 441
S 440
A 439
A 438
A 430
A 429
A 428
S 427
A 426
A 425
A 424